Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income Taxes
Note 7 – Income Taxes
The Company recognized an income tax benefit of approximately
$
1,578
and $1,568
for the three and six months ended June 30, 2026, respectively, and income tax expense of approximately $7,324 and $7,211 for the three and six months ended June 30, 2025, respectively, resulting in effective tax rates of less than
1
%
 in all periods. The effective tax rates differ from the U.S. federal statutory rate of
21
% primarily due to the full valuation allowance maintained against the Company’s U.S. federal and state deferred tax assets. Income taxes recognized in all periods relate to the activity of the Company’s Japanese subsidiary, Blue Laser
Fusion
GK. The Company continues to maintain a full valuation allowance against its net deferred tax assets, as the realization of such deferred tax assets is not more likely than not.

Note 7 – Income Taxes
The components of the Company’s income tax expense for the years ended December 31, 2025 and 2024, were as follows:

	2025	2024
Current taxes:
Foreign	$8,883	$5,252

Total income tax expense/(benefit)	$8,883	$5,252

A reconciliation of the Company’s effective tax rate to the U.S. federal statutory income tax rate for the years ended December 31, 2025 and 2024, is as follows:

	2025	2025	2024	2024
Federal statutory rate	1,912,292	21.00%	1,997,362	21.00%
Foreign Tax Effect	(2,665)	0.00%	(2,719)	-0.03%
Permanent Differences	1,934	0.00%	3,811	0.04%
Valuation allowance	(1,794,202)	-19.70%	(1,987,047)	-20.89%
Effect of cross-border tax laws	(7,628)	-0.10	(7,482)	-0.08
Nontaxable or nondeductible items	(99,885)	-1.10%	(9,177)	-0.10%
Other	(18,729)	-0.20%	-	0.00%

Effective tax rate	(8,883)	(0.1)%	(5,252)	(0.06)%

Deferred tax assets and liabilities as of December 31, 2025 and 2024, consisted of the following:

	2025	2024
Deferred tax assets
Net operating losses	$2,850,031	$890,289
Lease liability	205,630	215,272
Capitalized research and development	2,589,415	2,420,060
Research and develpoment credit	348,597	157,265
Stock-based compensation	18,276	20,815
Fixed Asset	21,887	-

Total deferred tax assets	6,033,836	$3,703,701

Deferred tax liabilities
ROU asset	(192,565)	(207,413)
Fixed Asset	-	(246,330)

Total deferred tax liabilities	(192,565)	(453,743)

Less: valuation allowance	(5,841,271)	(3,249,958)

Total	$-	$-

The Company has recorded a full valuation allowance against its net deferred tax assets based on management’s assessment that it is more likely than not that these deferred tax assets will not be realized. The valuation allowance increased by $2,591,313 during the year ended December 31, 2025.
As of December 31, 2025, the Company had the following net operating loss (“NOL”) and tax credit carryforwards:

	Amount	Expiration
U.S. federal NOL	$7,184,853	Indefinite
State (California) NOL	19,205,159	2042-2045
California research and development credit	441,261	2026-2030
U.S. federal research and development payroll tax credit	692,518	2029-2030
The Company’s U.S. federal NOLs generated in taxable years beginning after December 31, 2017 carry forward indefinitely but are subject to an 80% limitation on taxable income in any given year. California NOLs expire over a
20-year
period beginning in 2042.

Utilization of NOL carryforwards and tax credit carryforwards may be subject to annual limitations under Internal Revenue Code Section 382 and similar state provisions as a result of ownership changes that have occurred or could occur in the future. Such limitations may result in the expiration of NOL and credit carryforwards before utilization. The Company has not completed a Section 382 analysis through December 31, 2025. Until such analysis is completed, the extent of any limitation cannot be quantified; any future limitation would reduce deferred tax assets and the related valuation allowance with no net impact on the consolidated financial statements given the full valuation allowance.
2024 was the first year the Company requested a federal research and development credit and made a payroll tax credit election under IRC Section 41(h). As of the date these financial statements were available to be issued, no refunds had been received and no correspondence had been received from the Internal Revenue Service regarding such election.
The Company applies ASC 740, Income Taxes, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the financial statement carrying amounts and the tax basis of assets and liabilities, measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.
The Company recognizes the effect of a tax position only if it is more likely than not to be sustained upon examination by the applicable tax authority, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement.
A reconciliation of the beginning and ending amounts of unrecognized tax benefits for the years ended December 31, 2025 and 2024, is as follows:

	2025	2024
Balance at beginning of year	(35,130)	-
Increase/(Decrease) for prior years		-
Increase/(Decrease) for current year	(42,740)	(35,130)

Balance at end of year	(77,870)	(35,130)

The unrecognized tax benefits relate to the Company’s California research and development tax credit and, if ultimately recognized, would not materially affect the Company’s effective tax rate due to the full valuation allowance maintained against the related deferred tax asset. The Company does not anticipate any significant changes in unrecognized tax benefits within the next twelve months.
The Company recognizes interest and penalties related to income tax matters in income tax expense. No material interest or penalties were recognized during the years ended December 31, 2025 and 2024, and no material balances were accrued as of December 31, 2025 and 2024.
The Company and its subsidiary file income tax returns in the U.S. federal jurisdiction, the State of California, and Japan. The Company is subject to U.S. federal and state income tax examinations for tax years beginning in 2022, and Japan income tax examinations for tax years beginning in 2024. The Company is not currently under examination by any tax authority.